JANUS INVESTMENT FUND

                         JANUS SPECIAL SITUATIONS FUND

    Supplement dated December 2, 1996 to Prospectus dated November 29, 1996


Orders to purchase shares of Janus Special Situations Fund (the "Fund") will not be processed before commencement of operations (currently scheduled for December 31, 1996). Orders to purchase Fund shares that are accompanied by payment and are received before December 22, 1996 will be returned together with payment. Orders to purchase Fund shares that are accompanied by payment and are received after December 22, 1996 will be deemed orders to purchase Fund shares as of the commencement of operations and will be processed and priced into the Fund on December 31, 1996.